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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          ----------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                             -----------------------

Date of Report (Date of earliest event reported):

September 1, 2000


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                         Intermedia Communications Inc.
             (Exact name of registrant as specified in its charter)


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
               Delaware                                     59-2913586
               --------                               ----------------------
  (State or other jurisdiction of                        (I.R.S. Employer
   incorporation or organization)                     Identification Number)
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                                     0-20135
                                     -------
                            (Commission File Number)


                               One Intermedia Way
                                 Tampa, FL 33647
                    (Address of principal executive offices)

                                 (813) 829-0011
                               (Telephone Number)
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ITEM 5.   Other Events

          On September 1, 2000, Intermedia Communications Inc. ("Intermedia") entered into a merger agreement with WorldCom, Inc. ("WorldCom") whereby a subsidiary of WorldCom will be merged with and into Intermedia, the outstanding shares of common stock of Intermedia will be exchanged for shares of common stock of WorldCom and Intermedia will become a subsidiary of WorldCom. As a result of the merger, WorldCom will beneficially own a majority of the capital stock of Digex, Incorporated ("Digex"), a publically traded subsidiary of Intermedia, and will have voting control of Digex. A copy of the Agreement and Plan of Merger is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

ITEM 7.   Financial Statements and Exhibits

Exhibit 2.1 Agreement and Plan of Merger among WorldCom, Inc., Wildcat Acquisition Corp. and Intermedia Communications Inc., dated as of September 1, 2000.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 6, 2000


                                          INTERMEDIA COMMUNICATIONS, INC.
                                                   (Registrant)


                                          /s/ ROBERT M. MANNING
                                          -------------------------------------
                                          Senior Vice President and Chief
                                          Financial Officer
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                                  EXHIBIT INDEX

Exhibit

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
No.                          Description                                              Page

2.1 Agreement and Plan of Merger among WorldCom, Inc., Wildcat Acquisition Corp. and Intermedia Communications Inc., dated as of September 1, 2000.
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